Shares in group companies	12 Months Ended
Dec. 31, 2025
Aegon Ltd. [member]
Investments accounted for using equity method [Line Items]
Shares in group companies
8 Shares in group companies

	2025	2024
On January 1	8,653	8,536

Capital contributions and acquisitions	531	207

Dividend received and divestitures	(1,320)	(1,444)

Net result for the financial year	1,184	806

Revaluations	223	548

On December 31	9,271	8,653
Capital contributions and acquisitions relate to executed capital contributions from the parent company to the business units and also reflect the impact of legal changes within the Group. Dividend received reflects remittances from the business units to the parent company.
For a list of names and locations of the most important group companies, see note
43 Group companies
of the consolidated financial statements of the Group. The legally required list of participations as set forth in Article 379 of Book 2 of the Dutch Civil Code has been recorded in the Dutch Commercial Register.